POWER OF ATTORNEY
                                -----------------


     KNOWN ALL MEN BY THESE PRESENTS:

     WHEREAS, ANALYSTS INVESTMENT TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

     NOW, THEREFORE, the Trust hereby constitutes and appoints JAMES R. CUMMINS and DONALD S. MENDELSOHN, and each of them, its attorneys for it and in its name, place and stead, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 11th day of August, 1993.

ATTEST:                                 ANALYSTS INVESTMENT TRUST


/S/ DAVID L. MANZLER, SR.               By: /S/ DAVID LEE MANZLER, JR.
DAVID L. MANZLER, SR.,                  DAVID LEE MANZLER, JR., President
Secretary

STATE OF OHIO                           )
                                        )       ss:
COUNTY OF HAMILTON                      )

     Before me, a Notary Public, in and for said county and state, personally appeared David Lee Manzler, Jr., President and David L. Manzler, Sr., Secretary, who represented that they are duly authorized in the premises, and who are known to me to be the persons described in and who executed the foregoing instrument, and they duly acknowledged to me that they executed and delivered the same for the purposes therein expressed.

     WITNESS my hand and official seal this 11th day of August, 1993.


                                        /S/ JANICE RHODENBAUGH
                                        Notary Public

                                   CERTIFICATE
                                   -----------



     The undersigned, Secretary of ANALYSTS INVESTMENT TRUST, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees by Action by Unanimous Consent of Trustees dated August 11, 1993, and is in full force and effect:

             "WHEREAS, ANALYSTS INVESTMENT TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

             NOW, THEREFORE, the Trust hereby constitutes and appoints JAMES R. CUMMINS and DONALD S. MENDELSOHN, and each of them, its attorneys for it and in its name, place and stead, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof."




Dated: August 11, 1993                      /S/ David L. Manzler, Sr.
                                            David L. Manzler, Sr., Secretary
                                            Analysts Investment Trust

                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, ANALYSTS INVESTMENT TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is a Trustee and officer of the Trust;

         NOW,  THEREFORE,  the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of August, 1993.

                                          /S/  DAVID L. MANZLER, SR.
                                          DAVID L. MANZLER, SR., Trustee, Vice
                                          President and Secretary


STATE OF OHIO                           )
                                        )       ss:
COUNTY OF HAMILTON                      )

     Before me, a Notary Public, in and for said county and state, personally appeared DAVID L. MANZLER, SR. known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     WITNESS my hand and official seal this 11th day of August, 1993.


                                          /S/  JANICE RHODENBAUGH
                                          Notary Public

                                POWER OF ATTORNEY
                                -----------------

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, ANALYSTS INVESTMENT TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is a Trustee and officer of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of August, 1993.



                                           /S/ DAVID L. MANZLER, JR.
                                           DAVID L. MANZLER, JR., Trustee,
                                           President and Treasurer


STATE OF OHIO                           )
                                        )       ss:
COUNTY OF HAMILTON                      )

     Before me, a Notary Public, in and for said county and state, personally appeared DAVID LEE MANZLER, JR., known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     WITNESS my hand and official seal this 11th day of August, 1993.


                                           /S/ JANICE RHODENBAUGH
                                           Notary Public

                                POWER OF ATTORNEY
                                -----------------

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, ANALYSTS INVESTMENT TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is a Trustee of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of August, 1993.


                                           /S/ WALTER E. BOWLES, III
                                           WALTER E. BOWLES, III, Trustee

STATE OF OHIO                           )
                                        )       ss:
COUNTY OF HAMILTON                      )

     Before me, a Notary Public, in and for said county and state, personally appeared WALTER E. BOWLES, III, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     WITNESS my hand and official seal this 11th day of August, 1993.


                                        /S/ JANICE RHODENBAUGH
                                        Notary Public

                                POWER OF ATTORNEY
                                -----------------

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, ANALYSTS INVESTMENT TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

     WHEREAS, the undersigned is a Trustee of the Trust;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 11th day of August, 1993.


                                        /S/ ROBERT W. BUECHNER
                                        ROBERT W. BUECHNER, Trustee

STATE OF OHIO                           )
                                        )       ss:
COUNTY OF HAMILTON                      )

     Before me, a Notary Public, in and for said county and state, personally appeared ROBERT W. BUECHNER, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     WITNESS my hand and official seal this 11th day of August, 1993.

                                        /S/  JANICE RHODENBAUGH
                                        Notary Public